                                                                    EXHIBIT 10.4

                                  AMENDMENT I
                   TO AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT I dated as of March 30, 1998 to the Amended and Restated Credit Agreement dated as of October 15, 1997 (the "CREDIT AGREEMENT") among METRO-GOLDWYN-MAYER STUDIOS INC. ("MGM"), ORION PICTURES CORPORATION ("ORION" and, together with MGM, the "BORROWERS"), the LENDERS listed on the signature pages thereof, the L/C ISSUERS named therein, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Syndication Agent.

                                  WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Credit Agreement to modify certain financial covenants;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date hereof, refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment to "Adjusted EBITDA to Cash Interest Expense" Covenant. Section 5.11 of the Credit Agreement is amended by restating the first three rows of the table set forth therein to read as follows:

                     03/31/98            1.10:1
                     06/30/98            1.10:1
                     09/30/98            1.10:1

     SECTION 3. Amendment to "Total Borrowed Funds to Adjusted EBITDA" Covenant. Section 5.12 of the Credit Agreement is amended by deleting the first four rows (from the row beginning "03/31/98" through and including the row beginning "12/31/98") of the table set forth therein.

     SECTION 4. No Waiver. This Amendment shall not operate as a waiver of any right, remedy, power or privilege of the Lenders under any Loan Document or of any other term or condition thereof.

     SECTION 5. Representations of Borrowers. Each of the Borrowers represents and warrants that, on and as of the Amendment Effective Date (as hereinafter defined) and after giving effect to this Amendment, (i) the representations and warranties of the Obligors set forth in the Loan Documents will be true and correct in all respects and (ii) no Default will have occurred and be continuing.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each of the Borrowers and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                   METRO-GOLDWYN-MAYER
                                    STUDIOS INC.



                                   By: /s/ Michael G. Corrigan
                                       --------------------------------------
                                       Title: Senior Executive Vice President
                                              and Chief Financial Officer



                                   ORION PICTURES CORPORATION



                                   By: /s/ Michael G. Corrigan
                                       --------------------------------------
                                       Title: Senior Executive Vice President
                                              and Chief Financial Officer

                                   MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK, as Agent
                                    and as Lender



                                   By: /s/ R. Blake Witherington
                                       --------------------------------------
                                       Title: Vice President



                                   BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, as
                                    Syndication Agent and as Lender



                                   By: /s/ Matthew J. Koening
                                       --------------------------------------
                                       Title: Vice President

                                   THE CHASE MANHATTAN BANK


                                   By:  /s/ John W. Miller
                                       ------------------------------------
                                       Title: Managing Director



                                   SOCIETE GENERALE


                                   By: ____________________________________
                                       Title:



                                   THE BANK OF NOVA SCOTIA


                                   By:  /s/ Alan Pendergast
                                       ------------------------------------
                                       Title: Relationship Manager



                                   VAN KAMPEN AMERICAN CAPITAL
                                    PRIME RATE INCOME TRUST


                                   By:  /s/ Jeffrey W. Maillet
                                       ------------------------------------
                                       Title: Senior Vice President & Director



                                   FLEET NATIONAL BANK


                                   By: ____________________________________
                                       Title:

                                   ING (U.S.) CAPITAL CORPORATION


                                   By: _______________________________
                                       Title:

                                   ING HIGH INCOME PRINCIPAL
                                     PRESERVATION FUND HOLDINGS, LDC

                                   By ING Capital Advisors, Inc., as
                                     Investment Advisor

                                   By: /s/ Michael D. Hatley
                                       -------------------------------
                                       Title: Vice President & Portfolio Manager


                                   KZH-ING-1 CORPORATION


                                   By: _______________________________
                                       Title:


                                   ARCHIMEDES FUNDING LLC


                                   By ING Capital Advisors, Inc., as
                                     Collateral Manager


                                   By: /s/ Michael D. Hatley
                                       --------------------------------
                                       Title: Vice President & Portfolio Manager

                                   MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND, INC.

                                   By: __________________________
                                       Title:



                                   SENIOR HIGH INCOME PORTFOLIO, INC.


                                   By: __________________________
                                       Title:



                                   DEBT STRATEGIES FUND, INC.


                                   By: __________________________
                                       Title:



                                   THE BANK OF NEW YORK


                                   By: __________________________
                                       Title:



                                   BANK OF SCOTLAND


                                   By: /s/ Annie Chin Tat
                                       __________________________
                                       Title: Vice President

                                   THE INDUSTRIAL BANK OF JAPAN,
                                     LIMITED, LOS ANGELES AGENCY


                                   By:  /s/ Vicente L. Timiraos
                                        --------------------------------------
                                        Title:  Senior Vice President & Senior
                                                Deputy General Manager


                                   THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD., LOS ANGELES
                                     AGENCY


                                   By:  /s/ Noboru Akahane
                                        --------------------------------------
                                        Title:  Deputy General Manager


                                   UNION BANK OF CALIFORNIA


                                   By:  /s/ Thomas P. Garry, Jr.
                                        --------------------------------------
                                        Title:  Assistant Vice President


                                   GENERAL ELECTRIC CAPITAL
                                     CORPORATION


                                   By:  /s/ Janet K. Williams
                                        --------------------------------------
                                        Title:  Duly Authorized Signatory


                                   For ARAB BANKING CORPORATION
                                     NEW YORK BRANCH


                                   By:  /s/ Richard B. Whelan
                                        --------------------------------------
                                        Title:  Vice President & Manager
                                                Los Angeles Representative
                                                Office

                                   BANK OF HAWAII


                                   By:  /s/ Elizabeth O. MacLean
                                       ---------------------------------------
                                       Title: Vice President



                                   PILGRIM AMERICA PRIME RATE
                                     TRUST


                                   By Pilgrim America Investments, Inc., as its
                                      Investment Manager


                                   By:  /s/ Thomas C. Hunt
                                       ---------------------------------------
                                       Title: Assistant Portfolio Manager



                                   SANWA BUSINESS CREDIT
                                     CORPORATION


                                   By:  /s/ Raffi Shirinyan
                                       ---------------------------------------
                                       Title: Vice President



                                   GULF INTERNATIONAL BANK B.S.C.


                                   By:  /s/ Abdel-Fattah Tahoun
                                       ---------------------------------------
                                       Title: Senior Vice President


                                   By:  /s/ Haytham F. Khalil
                                       ---------------------------------------
                                       Title: Assistant Vice President

                                                MASSACHUSETTS MUTUAL LIFE
                                                  INSURANCE COMPANY


                                                By: /s/ Richard E. Spencer II
                                                    ------------------------
                                                    Title: Managing Director



                                               BANQUE WORMS CAPITAL
                                                  CORPORATION


                                                By: /s/ Frederic Gamet
                                                    ------------------------
                                                    Title: Senior Vice President


                                                By: /s/ Constance de Klerk
                                                    ------------------------
                                                    Title: Vice President



                                                CITY NATIONAL BANK, a National
                                                  Banking Association


                                                By: /s/ Richard V. McCune
                                                    ------------------------
                                                    Title: Vice President


                                                FIRST HAWAIIAN BANK


                                                By: /s/ Donald C. Young
                                                    ------------------------
                                                    Title: Vice President

                                   INDOSUEZ CAPITAL FUNDING III,
                                     LIMITED

                                   By Indosuez Capital, as Portfolio Advisor


                                   By:
                                       --------------------------------------
                                       Title:


                                   CITIBANK, N.A.


                                   By: /s/ Hans L. Christensen
                                       --------------------------------------
                                       Title:  Vice President


                                   PACIFIC LIFE INSURANCE COMPANY


                                   By: /s/ Raymond J. Lee
                                       --------------------------------------
                                       Title:  Senior Vice President


                                   By: /s/ Elaine M. Havens
                                       --------------------------------------
                                       Title:  Vice President


                                   PFL LIFE INSURANCE COMPANY


                                   By: /s/ Gregory W. Theobald
                                       --------------------------------------
                                       Title:  Vice President & Assistant
                                               Secretary

                                         PRIME INCOME TRUST


                                         By:/s/ Sheila A. Finnerty
                                            -----------------------------------
                                            Title: Vice President


                                         PAMCO CAYMAN LTD.

                                         By Protective Asset Management Company,
                                            as Collateral Manager


                                         By:/s/ James Dondero
                                            -----------------------------------
                                            Title: President, Protective Asset
                                                   Management Company


                                         MERRILL LYNCH, PIERCE, FENNER &
                                           SMITH INCORPORATED


                                         By:/s/ Neil Brisson
                                            -----------------------------------
                                            Title: Director


                                         KZH-ING-2 CORPORATION


                                         By:
                                            -----------------------------------
                                            Title:


                                         MORGAN STANLEY SENIOR
                                           FUNDING, INC.

                                         By:
                                            ----------------------------------
                                            Title:

                                   CONTINENTAL ASSURANCE COMPANY
                                     SEPARATE ACCOUNT (E)

                                   By Protective Asset Management Company,
                                      as Attorney-in-Fact



                                   By:/s/ James Dondero
                                      ---------------------------------------
                                      Title: President, Protective Asset
                                             Management Company



                                   ML CBO IV (CAYMAN) LTD.

                                   By Protective Asset Management Company,
                                      as Collateral Manager



                                   By:/s/ James Dondero
                                      ---------------------------------------
                                      Title: President, Protective Asset
                                             Management Company


                                   SENIOR DEBT PORTFOLIO

                                   By Boston Management & Research, as
                                      Investment Advisor


                                   By:/s/ Payson F. Swaffield
                                      ---------------------------------------
                                      Title: Vice President



                                   ML CLO XII PILGRIM AMERICA
                                    (CAYMAN) LTD. (as assignee)


                                   By Pilgrim America Investments, Inc., as its
                                     Investment Manager


                                   By:/s/ Thomas C. Hunt
                                      ---------------------------------------
                                      Title: Assistant Portfolio Manager

                                   CYPRESSTREE INVESTMENT
                                     PARTNERS I, LIMITED


                                   By CypressTree Investment Management
                                      Company, as Portfolio Manager


                                   By:  /s/ Catherine C. McDermott
                                       -----------------------------------
                                       Title: Principal



                                   MERRILL LYNCH PRIME RATE
                                     PORTFOLIO


                                   By: ___________________________________
                                       Title:



                                   MERRILL LYNCH DEBT STRATEGIES
                                     PORTFOLIO


                                   By: ___________________________________
                                       Title:



                                   ABN AMRO BANK N.V.


                                   By:  /s/ Frances O'R. Logan
                                       -----------------------------------
                                       Title: Group Vice President


                                   By:  /s/ William S. Bennett
                                       -----------------------------------
                                       Title: Vice President

                                   BDC FINANCE LLC


                                   By:
                                        --------------------------------------
                                        Title:


                                   NATEXIS BANQUE - BFCE


                                   By:  /s/ Daniel Touffu
                                        --------------------------------------
                                        Title:  First Vice President and
                                                Regional Manager


                                   By:  /s/ Joan M. Farrell
                                        --------------------------------------
                                        Title:  Assistant Vice President


                                   FC CBO LIMITED


                                   By:
                                        --------------------------------------
                                        Title:


                                   FREMONT FINANCIAL
                                     CORPORATION


                                   By:  /s/ Cheri Rittman
                                        --------------------------------------
                                        Title:  Vice President


                                   THE FUJI BANK, LIMITED


                                   By:  /s/ Masahito Fukuda
                                        --------------------------------------
                                        Title:  Joint General Manager

                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ Stephen J. McGuinness
                                       ----------------------------
                                       Title: Authorized Signatory



                                   THE SUMITOMO BANK, LIMITED


                                   By: /s/ B. Smith
                                       ----------------------------
                                       Title: Senior Vice President


                                   By: /s/ J.H. Broadley
                                       ----------------------------
                                       Title: Vice President


                                   THE TORONTO-DOMINION BANK


                                   By: /s/ David G. Parker
                                       ----------------------------
                                       Title: Manager, Credit Administration


                                   KEYPORT LIFE INSURANCE COMPANY


                                   By: /s/ Brian W. Good
                                       ----------------------------
                                       Title: Vice President & Portfolio Manager


                                   THE ING CAPITAL SENIOR SECURED
                                    HIGH INCOME FUND, L.P.

                                   By ING Capital Advisors, Inc., as
                                     Investment Advisor


                                   By: /s/ Michael D. Hatley
                                       ----------------------------
                                       Title: Vice President & Portfolio Manager